[CMA LOGO]

CMA GOVERNMENT
SECURITIES FUND
--------------------------------
Annual Report



March 31, 1998
--------------------------------

[MERRILL LYNCH LOGO]

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

For the year ended March 31, 1998, CMA Government Securities Fund paid shareholders a net annualized dividend of 5.15%.* As of March 31, 1998, the Fund's 7-day yield was 5.00%.

The average portfolio maturity for CMA Government Securities Fund at March 31, 1998 was 74 days, compared to 80 days at September 30, 1997.

The Environment

The six months ended March 31, 1998 were positive for most capital markets worldwide, despite periods of volatility. Investors continued to focus on the impact that the financial crisis in Asia would have on economic growth worldwide. In the United States, sentiment fluctuated between a variety of outlooks. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan was of particular concern. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity.

The Federal Open Market Committee did not change monetary policy at its meeting in early February. Subsequently, in his Humphrey-Hawkins testimony before Congress, Federal Reserve Board Chairman Alan Greenspan indicated that monetary policy might remain steady for some time. This raised concerns among those US bond investors who had expected imminent monetary policy easing. However, subsequent data releases suggested that US economic growth would remain moderate, which stabilized the bond market.

For most of the six-month period ended March 31, 1998, the Fund's average life was in the mid 70-day range, with investment emphasis in 12-month-18-month Treasury securities and repurchase agreements.

As 1998 progresses, it is likely that investor focus will remain on developments in Asia, their potential impact on the US economy, and the Federal Reserve Board's response to them.

In Conclusion

We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Carlo J. Giannini

Carlo J. Giannini
Vice President and Portfolio Manager

April 30, 1998

================================================================================
Effective January 5, 1998, Carlo J. Giannini assumed the responsibilities of the day-to-day management for CMA Government Securities Fund. Mr. Giannini has been Vice President of Merrill Lynch Asset Management, L.P. (an affiliate of the Investment Adviser) since 1981.
================================================================================


* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                      (IN THOUSANDS)
--------------------------------------------------------------------------------
                            Face     Interest        Maturity       Value
   Issue                   Amount      Rate            Date       (Note 1a)
--------------------------------------------------------------------------------
                        US Government Obligations--37.7%
--------------------------------------------------------------------------------
US Treasury               $ 17,000     5.355%       4/16/98    $   16,960
Bills*                      25,000     5.24         4/23/98        24,916
                             5,000     5.27         4/23/98         4,983
                             8,000     5.275        4/23/98         7,973
                            35,000     5.29         4/23/98        34,883
                            15,000     5.295        4/23/98        14,950
                            17,100     5.32         5/07/98        17,011
                             5,800     5.225        5/28/98         5,753
                            13,800     5.52         5/28/98        13,687
                            12,750     5.525        5/28/98        12,646
                            12,900     5.255        8/20/98        12,640
                            18,920     5.29         9/17/98        18,463
--------------------------------------------------------------------------------
US Treasury                 74,275     7.875        4/15/98        74,361
Notes*                      21,235     5.125        4/30/98        21,228
                            32,500     5.875        4/30/98        32,508
                           100,290     6.125        5/15/98       100,368
                            80,270     8.25         7/15/98        80,903
                             8,500     5.25         7/31/98         8,495
                            16,500     6.25         7/31/98        16,544
                            14,125     5.875        8/15/98        14,143
                            24,900     9.25         8/15/98        25,238
                            52,200     6.125        8/31/98        52,331
                            83,550     6.00         9/30/98        83,761
                            12,600     7.125       10/15/98        12,706
                            90,100     5.875       10/31/98        90,241
                           107,400     5.50        11/15/98       107,350
                            30,500     8.875       11/15/98        31,105
                            29,200     5.625       11/30/98        29,216
                            48,900     6.375        1/15/99        49,202
                            29,900     5.00         1/31/99        29,755
                            54,800     5.875        1/31/99        54,924
                            40,000     5.00         2/15/99        39,800
                            60,000     6.25         3/31/99        60,398
                            25,100     6.375        4/30/99        25,304
                            25,000     9.125        5/15/99        25,930
                            10,000     6.00         6/30/99        10,047
                            10,000     6.75         6/30/99        10,134
                            25,000     5.75         9/30/99        25,043
                            15,000     5.375        1/31/00        14,931
--------------------------------------------------------------------------------
US Treasury                 25,000     5.282        2/15/99        23,816
STRIPS**
--------------------------------------------------------------------------------
Total US Government Obligations
(Cost--$1,334,395).........................................     1,334,647
--------------------------------------------------------------------------------
 Face                                                            Value
Amount                   Issue                              (Notes 1a & 1e)
--------------------------------------------------------------------------------
                         Repurchase Agreements***--61.8%
--------------------------------------------------------------------------------
$150,000   Aubrey G. Lanston Co., Inc., purchased
           on 3/31/98 to yield 5.95% to 4/01/98 ...........    $ 150,000
--------------------------------------------------------------------------------
$160,000   BZW Securities, Inc., purchased on
           3/31/98 to yield 5.95% to 4/01/98 ..............      160,000
--------------------------------------------------------------------------------
$100,000   CIBC Oppenheimer Corp., purchased on
           3/31/98 to yield 5.90% to 4/01/98 ..............      100,000
--------------------------------------------------------------------------------
$150,000   Daiwa Securities America, Inc.,
           purchased on 3/31/98 to yield 5.95%
           to 4/01/98 .....................................      150,000
--------------------------------------------------------------------------------
$160,000   Dean Witter Reynolds, Inc., purchased
           on 3/31/98 to yield 5.95% to 4/01/98 ...........      160,000
--------------------------------------------------------------------------------
$100,000   Fuji Securities Inc., purchased on
           3/31/98 to yield 5.97% to 4/01/98 ..............      100,000
--------------------------------------------------------------------------------
$150,000   Greenwich Capital Markets, Inc., purchased
           on 3/31/98 to yield 5.95% to 4/01/98 ...........      150,000
--------------------------------------------------------------------------------
$150,000   HSBC Securities, Inc., purchased on
           3/31/98 to yield 5.90% to 4/01/98 ..............      150,000
--------------------------------------------------------------------------------
$150,000   Nesbitt Burns Securities, Inc., purchased
           on 3/31/98 to yield 5.95% to 4/01/98 ...........      150,000
--------------------------------------------------------------------------------
$150,000   Nikko Securities Co. International, Inc.,
           purchased on 3/31/98 to yield 6.03%
           to 4/01/98 .....................................      150,000
--------------------------------------------------------------------------------
$150,000   Nomura Securities International, Inc.,
           purchased on 3/31/98 to yield 5.95%
           to 4/01/98 .....................................      150,000
--------------------------------------------------------------------------------
$159,180   PaineWebber Inc., purchased on 3/31/98
           to yield 5.95% to 4/01/98 ......................      159,180
--------------------------------------------------------------------------------
$160,000   Salomon Brothers, Inc., purchased on
           3/31/98 to yield 5.95% to 4/01/98 ..............      160,000
--------------------------------------------------------------------------------
$150,000   Sanwa Securities USA Co., L.P., purchased
           on 3/31/98 to yield 5.95% to 4/01/98 ...........      150,000
--------------------------------------------------------------------------------
$150,000   UBS Securities LLC, purchased on
           3/31/98 to yield 5.96% to 4/01/98 ..............      150,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$2,189,180) ........................................    2,189,180
--------------------------------------------------------------------------------
Total Investments
(Cost--$3,523,575)--99.5% .................................    3,523,827

Other Assets Less Liabilities--0.5% .......................       16,213
                                                              ----------

Net Assets--100.0% ........................................   $3,540,040
                                                              ==========
--------------------------------------------------------------------------------

   * US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.

  ** STRIPS--Separate Trading of Registered Interest and Principal of
     Securities.

 *** Repurchase Agreements are fully collateralized by US Government
     Obligations.

     See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
--------------------------------------------------------------------------------

Assets:
Investments, at value (identified cost--$3,523,574,603+) (Notes 1a & 1e) .                   $3,523,826,684
Cash .....................................................................                              513
Interest receivable ......................................................                       18,533,913
Prepaid registration fees and other assets (Note 1d) .....................                          247,490
                                                                                             --------------
Total assets .............................................................                    3,542,608,600
                                                                                             --------------
Liabilities:
Payables:
  Investment adviser (Note 2) ............................................   $    1,239,639
  Distributor (Note 2) ...................................................        1,063,158
  Dividends to shareholders (Note 1f) ....................................              593        2,303,390
                                                                             --------------
Accrued expenses and other liabilities ...................................                           265,578
                                                                                              --------------
Total liabilities ........................................................                         2,568,968
                                                                                              --------------
Net Assets ...............................................................                    $3,540,039,632
                                                                                              ==============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized ...............................................................                    $  353,978,755
Paid-in capital in excess of par .........................................                     3,185,808,796
Unrealized appreciation on investments--net ..............................                           252,081
                                                                                              --------------
Net Assets--Equivalent to $1.00 per share based on 3,539,787,550 shares of
beneficial interest outstanding ..........................................                    $3,540,039,632
                                                                                              ==============

+ Cost for Federal income tax purposes. As of March 31, 1998, net unrealized appreciation for Federal income tax purposes amounted to $252,081, of which $528,401 related to appreciated securities and $276,320 related to depreciated securities.

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1c):
Interest and amortization of premium and discount earned..................                   $  186,996,605
Expenses:
Investment advisory fees (Note 2).........................................   $   13,436,885
Distribution fees (Note 2)................................................        4,090,796
Transfer agent fees (Note 2)..............................................          531,773
Registration fees (Note 1d)...............................................          369,374
Accounting services (Note 2)..............................................          219,396
Custodian fees............................................................          214,659
Professional fees.........................................................           72,502
Printing and shareholder reports..........................................           44,156
Trustees' fees and expenses...............................................           34,134
Other.....................................................................           38,505
                               -                                             --------------
Total expenses............................................................                       19,052,180
                                                                                             --------------
Investment income--net....................................................                      167,944,425
Realized Gain on Investments--Net (Note 1c)...............................                          197,541
Change in Unrealized Appreciation/Depreciation on Investments--Net........                        1,941,084
                                                                                             --------------
Net Increase in Net Assets Resulting from Operations......................                   $  170,083,050
                                                                                             ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 For the Year Ended March 31,
                                                                           ------------------------------------
Increase (Decrease) in Net Assets:                                                1998                1997
---------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................   $    167,944,425    $    161,841,782
Realized gain on investments--net ......................................            197,541             116,775
Change in unrealized appreciation/depreciation on investments--net .....          1,941,084          (1,388,661)
                                                                           ----------------    ----------------
Net increase in net assets resulting from operations ...................        170,083,050         160,569,896
                                                                           ----------------    ----------------
Dividends & Distributions to Shareholders (Note 1f):
Investment income--net .................................................       (167,944,425)       (161,841,782)
Realized gain on investments--net ......................................           (197,541)           (116,775)
                                                                           ----------------    ----------------
Net decrease in net assets resulting from dividends and distributions
to shareholders ........................................................       (168,141,966)       (161,958,557)
                                                                           ----------------    ----------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares .......................................     14,532,261,909      13,617,455,013
Net asset value of shares issued to shareholders in reinvestment of
dividends and distributions (Note 1f) ..................................        167,986,012         161,803,882
                                                                           ----------------    ----------------
                                                                             14,700,247,921      13,779,258,895
Cost of shares redeemed ................................................    (14,585,617,671)    (13,700,005,200)
                                                                           ----------------    ----------------
Net increase in net assets derived from beneficial interest transactions        114,630,250          79,253,695
                                                                           ----------------    ----------------
Net Assets:
Total increase in net assets ...........................................        116,571,334          77,865,034
Beginning of year ......................................................      3,423,468,298       3,345,603,264
                                                                           ----------------    ----------------
End of year ............................................................   $  3,540,039,632    $  3,423,468,298
                                                                           ================    ================

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived
from information provided in the financial statements.               For the Year Ended March 31,
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:      1998           1997           1996           1995           1994
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ...   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                         ----------     ----------     ----------     ----------     ----------
Investment income--net ...............        .0501          .0477          .0521          .0419          .0271
Realized and unrealized gain (loss) on
investments--net .....................        .0007         (.0004)         .0002          .0008         (.0013)
                                         ----------     ----------     ----------     ----------     ----------
Total from investment operations .....        .0508          .0473          .0523          .0427          .0258
                                         ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
  Investment income--net .............       (.0501)        (.0477)        (.0521)        (.0419)        (.0271)
  Realized gain on investments--net ..       (.0001)           --+         (.0003)        (.0002)        (.0004)
                                         ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ....       (.0502)        (.0477)        (.0524)        (.0421)        (.0275)
                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                         ==========     ==========     ==========     ==========     ==========
Total Investment Return ..............         5.15%          4.96%          5.37%          4.30%          2.79%
                                         ==========     ==========     ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses .............................          .57%           .56%           .57%           .58%           .56%
                                         ==========     ==========     ==========     ==========     ==========
Investment income and realized gain on
investments--net .....................         5.02%          4.81%          5.25%          4.18%          2.75%
                                         ==========     ==========     ==========     ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands)   $3,540,040     $3,423,468     $3,345,603     $3,132,803     $3,563,595
                                         ==========     ==========     ==========     ==========     ==========

+ Amount is less than $.0001 per share.

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the bank or dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non- resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Transactions in Shares of Beneficial Interest:

The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders, CMA Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Government Securities Fund as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Government Securities Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 5, 1998

--------------------------------------------------------------------------------
CMA GOVERNMENT SECURITIES FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

None of the ordinary income distributions paid daily by CMA Government Securities Fund during its fiscal year ended March 31, 1998 qualify for the dividends-received deduction for corporations. The Fund distributed long-term capital gains of $.0000035 per share to shareholders of record as of June 13, 1997. All of this long-term capital gains distribution is subject to a 28% tax rate. Additionally, the Fund distributed long-term capital gains of $.0000051 per share to shareholders of record as of March 30, 1998. Of this amount, 49.49% is subject to a 20% tax rate, and 50.51% is subject to a 28% tax rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal Obligations as of the end of each quarter of the fiscal year:

--------------------------------------------------------------------------------
For the Quarter Ended                              Federal Obligations*
--------------------------------------------------------------------------------
June 30, 1997....................................         24.56%
September 30, 1997...............................         23.14%
December 31, 1997................................         25.92%
March 31, 1998...................................         37.67%
--------------------------------------------------------------------------------

Of the Fund's ordinary income dividends paid during the fiscal year ended March 31, 1998, 37.87% was attributable to Federal Obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal Obligations include US Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Carlo J. Giannini--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ 08543-9011    #11212--3/98

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